SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 27 – SUBSEQUENT EVENTS

The Second Period of the share-based payment plan which was defined as the end of 30 (thirty) months after the date of the IPO, of the vesting schedule set forth by the Company’s Board of Directors decision dated on 24 March 2021, has been concluded on 31 January 2024. Accordingly, the Board of Directors has decided that within the scope of the Second Period of the share-based payment plan, a gross total of 1,344,929 Class B ordinary shares of the Company (which may be represented by ADSs) have been vested to some of its key management personnel who became entitled, as defined under their individual contracts, to receive Restricted Stock Units (RSUs); and a gross total of 155,280 Class B ordinary shares of the Company (which may be represented by ADSs) have been vested to some of its key management personnel who have been determined, as having successfully met the year-end targets for the purposes of the calculation of the PSUs. The gross total amount of said shares (which may be represented by ADSs) will be given to the said executives by the Company, once these shares are first issued by or become available to the Company.

The Group has been granted with the approval of the CMB to participate as the originating entity in a structure led by Pasha Yatırım Bank Hepsiburada Varlık Finansmanı Fonu, for the issuance of Asset-Backed Securities (‘ABS’) up to TRY2 billion for one year. The Group intends to use its BNPL receivables in this structure to be able to sustainably grow its BNPL business and reduce its impact on working capital. On 26 April 2024, Pasha Yatırım Bank Hepsiburada Varlık Finansmanı Fonu applied to the Capital Markets Board for the issuance of TRY200 million asset-backed securities. The terms of the issuance (including the exact amount and the timing of issuance) have not been agreed among the participants. These will be determined based on market conditions and, for Hepsiburada, will require a board of directors approval.

NOTE 27 – SUBSEQUENT EVENTS (Continued)

On 29 March 2024, the Group established a wholly owned subsidiary in Türkiye under the trade name Hepsiburada Global Elektronik Hizmetler Ticaret ve Pazarlama A.Ş.. The aggregate issued share capital of Hepsiburada Global Elektronik Hizmetler Ticaret ve Pazarlama A.Ş. is TRY5,050,000, of which total amount was paid in on 29 March 2024.

In February, 2024, in accordance with its obligations as a data controller under the Turkish Law on the Protection of Personal Data (the “LPPD”), the Company notified the Personal Data Protection Authority (“PDP Authority”) of unauthorized access to some customer personal information in connection with a cybersecurity incident. In the event the PDP Authority determines that the Company has not sufficiently fulfilled its obligations as a data controller under the LPPD, the PDP Authority may impose an administrative fine between TRY141.9 thousand and TRY9.5 million. Since the event is considered as a non-adjusting event, no provision is recognized in the consolidated financial statements.

The Group received requests from the Turkish tax authority for initiation of tax audits for the financial year 2022, with respect to corporate income tax and VAT, in February 2024, for D-Ödeme and in March 2024 for D-Fast. As of the approval date of these financial statements, tax investigations and submission of the requested information to the tax authority are ongoing and the Group has not received any further specific notification from the tax authority. The Group management and its tax advisors believe that the investigations are routine and ordinary. The investigations are at an initial stage and the Group management and its tax advisors believe that there is no significant uncertain tax position of the Group for the respective year. Based on these facts and due to the uncertainty as to the final outcome of the investigations, no provision has been recognized in these consolidated financial statements.